Exhibit 4.1

SUPPLEMENTAL INDENTURE

Supplemental Indenture (this “Supplemental Indenture”), dated as of January 31, 2012, among Westmoreland Coal Company, a Delaware corporation, and its successors, but not any of its subsidiaries (the “Issuer”), Westmoreland Partners, a Virginia partnership and an indirect Wholly Owned Subsidiary of the Issuer (the “Co-Issuer” and, together with the Issuer, the “Issuers”), and each of the Guarantors named herein and Wells Fargo Bank, National Association, a national banking association organized under the laws of the United States of America, as trustee (in such capacity, the “Trustee”) and as the collateral agent (in such capacity, the “Note Collateral Agent”).

WHEREAS, the Issuers and the Guarantors have heretofore executed and delivered to the Trustee an Indenture, dated as of February 4, 2011, among the Issuer, the Guarantors and the Trustee (as such may be amended or supplemented from time to time, the “Indenture”), providing for the issuance of (i) the Initial Notes issued on the Issue Date (the “Initial Notes”) and (ii) Additional Notes to be issued following the original date of the Indenture;

WHEREAS, the Indenture authorizes the creation of Additional Notes (having a different issue date, issue price and first interest payment date than the Initial Notes), subject to the satisfaction of certain conditions;

WHEREAS, such conditions have been satisfied and the Issuers and Guarantors have duly authorized the execution and delivery of this Supplemental Indenture to provide for the issuance of Additional Notes (the “2012 Additional Notes”) on the date hereof (the “Additional Notes Issue Date”);

WHEREAS, all things necessary to make the 2012 Additional Notes, when duly issued and executed by the Issuers and authenticated and delivered hereunder, the valid and binding obligations of the Issuers and to make this Supplemental Indenture a valid and binding agreement of the Issuers and Guarantors have been done; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee, the Issuers and the Guarantors are authorized to execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each party hereto agrees as follows for the benefit of each other party and for the equal and ratable benefit of the Holders of the Additional Notes as follows:

1.         Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.         The Issuers and the Guarantors agree to the following:

(a)
The 2012 Additional Notes, issued under this Supplemental Indenture, will have the identical terms and  conditions to the Initial Notes, except for the issue date (which shall be the Additional Notes Issue Date), issue price, the first interest payment date (which will be on August 1, 2012) and CUSIP number;

(b)	The Co-Issuer will not be permitted to issue the 2012 Additional Notes independently of the Issuer;

(c)
The 2012 Additional Notes shall be substantially in the form attached as Exhibit A hereto and shall have the terms specified therein and those set forth in this Supplemental Indenture, the Indenture and those made part of this Supplemental Indenture by reference to the Trust Indenture Act.

(d)
The definition of “Issue Date” shall be amended to read as follows:  “Issue Date means (i) February 4, 2011, (ii) when used in connection with the issuance of 2012 Additional Notes under this Supplemental Indenture, the Additional Notes Issuance Date, or (iii) when used in connection with a future issuance of Additional Notes, the date of issuance of such Additional Notes.”

(e)
The definition of “Offering Memorandum” shall be amended to read as follows:  “Offering Memorandum” means (i) the offering memorandum of the Issuers dated February 1, 2011 relating to the Initial Notes, (ii) the offering memorandum of the Issuers dated January 23, 2012 relating to the 2012 Additional Notes issued under this Supplemental Indenture, or (iii) an offering memorandum of the Issuers relating to a subsequent issuance of Additional Notes in a private offering.

(f)
The definition of “Registration Rights Agreement” shall be amended to read as follows:  “Registration Rights Agreement” means (i) the Registration Rights Agreement related to the Initial Notes executed on February 4, 2011 among the Issuer, the Co-Issuer, the Guarantors and the Initial Purchaser set forth therein, (ii) the Registration Rights Agreement entered into on the Additional Notes Issue Date having substantially similar terms as the Registration Rights Agreement related to the Initial Notes, entered into in connection with the issuance of the 2012 Additional Notes issued pursuant to this Supplemental Indenture, among the Issuer, the Co-Issuer, the Guarantors and the Initial Purchaser set forth therein, or (iii) any other

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registration rights agreement entered into in connection with an issuance of Additional Notes in a private offering.

(g)
The definition of “Subsidiary Guarantors” and the second sentence in the definitions of “Restricted Subsidiary” shall be amended to insert after “Westmoreland Mining Services, Inc.” the following parenthetical: “(subsequently renamed Westmoreland Kemmerer, Inc.)”.

(h)
The definition of “Transactions” shall be amended to read as follows: “means (a) the entering into and initial borrowing, if any, under the Revolving Credit Facility, (b) the issuance of the Notes offered by the Offering Memorandum (including the grant of the security interests and Liens pursuant to the Security Documents) and the issuance of Exchange Notes, (c) the repayment of the Issuer’s existing PIK senior secured convertible notes, (d) the repayment of WRI’s existing revolving credit facility and term loan, (e) the repayment of WELLS’s existing term loan, (f) redemption or repayment of the  outstanding accrued dividends on the Issuer’s Series A Preferred Stock, (g) the issuance of Additional Notes offered by the Offering Memorandum dated January 23, 2012 (including the grant and/or amendment of the security interests and Liens pursuant to the Security Documents) and issuance of the Exchange Notes to be issued in exchange for the Additional Notes, and (h) all transactions (including the payment of fees and expenses) related to any of the foregoing.”

(i)
A new definition shall be added as follows:  “Additional Notes Issue Date shall have the meaning set forth in the Recitals to this Supplemental Indenture, and shall mean the date on which the 2012 Additional Notes are issued hereunder.”

(j)
Section 4.10(b)(18) shall be amended by (i) adding the following after the word “thereof” in the first line:  “and any Exchange Notes issued in exchange for the Additional Notes pursuant to a Registration Rights Agreement and any Note Guarantee thereof”, and (ii) changing the word “transaction” in the seventh line to “issuance of Additional Notes”.

(k)	Section 4.28(b) shall be amended by replacing “0 25%” in lines 6 and 8 thereof with “0.25%”, and by and replacing “1 00%” in the 9th line thereof with “1.00%”.

(l)	Section 12.02 and legend (iii) on Exhibit B with respect to the address of the Issuer shall be changed to 9540 South Maroon Circle, Suite 200, Englewood, Colorado 80112 and Section

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12.02 with respect to the address of the Trustee shall be changed to 750 N. St. Paul Place, Suite 1750, Dallas, Texas 75201, and the telephone and facsimile numbers shall be changed to (214) 740-1564 and (214) 551-5791, respectively.

3.           The provisions of the Pledge and Security Agreement dated as of February 4, 2011, including any amendments thereto, among the Issuer, the Co-Issuer, the Guarantors identified therein, Absaloka Coal, LLC and the Note Collateral Agent shall extend to the 2012 Additional Notes issued hereunder with the same effect as the Initial Notes.

4.         The Issuers acknowledge that it is in the best interests of Holders that the Exchange Notes to be issued in exchange for the 2012 Additional Notes be issued and traded under the same CUSIP number as the Initial Notes.  While understanding that the ultimate determination of what CUSIP number will be assigned to the Exchange Notes will be made by parties that are not within the Issuers' control, the Issuers agree to use reasonable best efforts to implement procedures, including making such amendments to the Indenture as can be made without Holder consent, to enable trading under a single CUSIP number.  The Trustee agrees to cooperate and take instructions from the Issuer.

5.         Effectiveness.  This Supplemental Indenture will become effective upon its execution and delivery.

6.         Closing Deliverables. The Issuer has delivered to the Trustee (a) an Opinion of Counsel and Officers’ Certificate (i) required under Section 9.06 of the Indenture and (ii) stating in effect that the conditions precedent for the execution and delivery of the Supplemental Indenture and the authentication of the 2012 Additional Notes have been fulfilled, and (b) an Authentication Order complying with the provisions of Section 2.02 of the Indenture specifying (i) the amount of 2012 Additional Notes to be authenticated, which shall be $125,000,000, (ii) the date on which the 2012 Additional Notes are to be authenticated, which shall be the Additional Notes Issue Date, (iii) whether the 2012 Additional Notes are to be issued as Certificated Notes or Global Notes, (iv) whether the 2012 Additional Notes are to be Rule 144A notes or Regulation S notes and (v) such other information as the Trustee may reasonably request.

7.         No Recourse Against Others.  No director, officer, employee, incorporator, stockholder, member or manager of the Issuer, the Co-Issuer or any Restricted Subsidiary will have any liability for any obligations of the Issuer or the Co-Issuer under the Additional Notes or of the Issuer, the Co-Issuer or any Guarantor under this Supplemental Indenture or, with respect to any Guarantor, its Note Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation.  Each Holder by accepting a 2012 Additional Note waives and releases all such liability.  The waiver and release are part of the consideration for issuance of the 2012 Additional Notes and the Note Guarantees.  The waiver may not be effective to waive liabilities

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under the federal securities laws.  It is the view of the SEC that this type of waiver is against public policy.

8.         GOVERNING LAW.  This Supplemental Indenture will be governed by, and construed in accordance with, the laws of the State of New York.

9.         Counterparts.  The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

10.       Effect of Headings.  The Section headings herein are for convenience only and shall not affect the construction hereof.

11.         Severability.  In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provision shall not in any way be affected or impaired thereby.

12.         Effect on Indenture.  This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of the 2012 Additional Notes heretofore or hereafter authenticated and delivered shall be bound hereby.  Except as expressly set forth herein, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions there shall remain in full force and effect, including with respect to this Supplemental Indenture.

13.         Recitals.  The recitals contained herein shall be taken as statements of the Issuer, and the Trustee assumes no responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

WESTMORELAND COAL COMPANY
By: /s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

WESTMORELAND PARTNERS

By: Westmoreland-Roanoke Valley, L.P.,
as General Partner

By: WEI-Roanoke Valley, Inc., as General Partner of Westmoreland-Roanoke Valley, L.P.

By: /s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

By: Westmoreland - North Carolina Power, L.L.C.
as General Partner

By: /s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

WESTMORELAND - NORTH CAROLINA POWER, L.L.C., as Guarantor

By: /s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

[Signature page to the Supplemental Indenture]

WEI-ROANOKE VALLEY, INC., as Guarantor

By: /s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

WESTMORELAND-ROANOKE VALLEY, L.P., as Guarantor

By: WEI-Roanoke Valley, Inc., as General Partner
of Westmoreland-Roanoke Valley, L.P.

By: /s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

WESTMORELAND ENERGY LLC, as Guarantor

By: /s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

WESTMORELAND RESOURCES, INC., as Guarantor

By: /s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: Secretary

WRI PARTNERS, INC., as Guarantor

By: /s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

[Signature page to the Supplemental Indenture]

WESTMORELAND COAL SALES COMPANY, INC., as Guarantor

By: /s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

WESTMORELAND POWER, INC., as Guarantor

By: /s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

WCC LAND HOLDING COMPANY, INC., as Guarantor

By: /s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: Secretary

WESTMORELAND KEMMERER, INC., as Guarantor

By: /s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

For purposes of Paragraph 3 only:
ABSALOKA COAL, LLC

By: /s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

[Signature page to the Supplemental Indenture]

WELLS FARGO BANK, NATIONAL ASSOCIATION as Trustee

By: /s/ John C. Stohlmann
Name: John C. Stohlmann Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION as Note Collateral Agent

By: /s/ John C. Stohlmann
Name: John C. Stohlmann Title: Vice President

[Signature page to the Supplemental Indenture]

EXHIBIT A

144A Note

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE EXPIRATION OF THE APPLICABLE HOLDING PERIOD WITH RESPECT TO RESTRICTED SECURITIES SET FORTH IN RULE 144 UNDER THE SECURITIES ACT (THE “RESALE RESTRICTION TERMINATION DATE”) ONLY (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S.  PERSONS IN OFFSHORE TRANSACTIONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER APPLICABLE JURISDICTIONS SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S, OR TRANSFER AGENT’S, AS APPLICABLE, RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE OR TRANSFER AGENT.  THIS LEGEND WILL

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BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THE FOLLOWING INFORMATION IS SUPPLIED SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES.  THIS NOTE WAS ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (“OID”) WITHIN THE MEANING OF SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AND THIS LEGEND IS REQUIRED BY SECTION 1275(c) OF THE CODE:

HOLDERS MAY OBTAIN INFORMATION REGARDING THE AMOUNT OF OID, THE ISSUE PRICE, THE ISSUE DATE, AND THE YIELD TO MATURITY RELATING TO THE NOTES BY CONTACTING THE OFFICE OF THE CHIEF FINANCIAL OFFICER, WESTMORELAND COAL COMPANY, 9540 SOUTH MAROON CIRCLE, SUITE 200, ENGLEWOOD, COLORADO 80112.

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WESTMORELAND COAL COMPANY
WESTMORELAND PARTNERS
10.75% Senior Secured Notes due 2018

 Principal Amount:  125,000,000
 CUSIP:  960887 AC1
 ISIN:  US960887AC17
No. A-1

WESTMORELAND COAL COMPANY, a Delaware corporation (the “Issuer”), and WESTMORELAND PARTNERS, a Virginia partnership (the “Co-Issuer” and, together with the Issuer, the “Issuers”), for value received promise to pay to CEDE & CO. or its registered assigns, the principal sum of One Hundred Twenty-Five Million Dollars and 00/100 Cents ($125,000,000) on February 1, 2018.

Interest Payment Dates:  February 1 and August 1, commencing August 1, 2012.

Record Dates:  January 15 and July 15.

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

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IN WITNESS WHEREOF, the Issuers have caused this Note to be signed manually or by facsimile by its duly authorized officer.

Dated:  January 31, 2012
WESTMORELAND COAL COMPANY

By:
Name: Keith E. Alessi Title: President and Chief Executive Officer

WESTMORELAND PARTNERS
By: Westmoreland-Roanoke Valley, L.P.
its general partner

By: WEI-Roanoke Valley, Inc.
its general partner

By:
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

By: Westmoreland-North Carolina Power, L.L.C.
its general partner

By:
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

[Signature Page to 144A Note]

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This is one of the 10.75% Senior Secured Notes due 2018 described in the within-mentioned Indenture.

Dated:  January 31, 2012

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Name: John C. Stohlmann
Title: Vice President

[Signature Page to 144A Note]

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(Reverse of Note)

10.75% Senior Secured Notes due 2018

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

SECTION 1.  Interest.  WESTMORELAND COAL COMPANY, a Delaware corporation (the “Issuer”), and WESTMORELAND PARTNERS, a Virginia partnership (the “Co-Issuer” and, together with the Issuer, the “Issuers”), promise to pay interest on the principal amount of this Note at 10.75% per annum from January 31 , 2012 until maturity.  The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated January 31, 2012, between the Issuers, the Guarantors and the Initial Purchaser named therein (the “Registration Rights Agreement”), including the right to receive Special Interest (as defined in the Registration Rights Agreement).  The Issuers will pay interest semi-annually on February 1 and August 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an “Interest Payment Date”), commencing August 1, 2012.  Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance.  Interest will be computed on the basis of a 360-day year of twelve 30-day months.  Interest (including post-petition interest in any proceedings under bankruptcy law) on overdue principal and premium, if any, and (to the extent permitted by law) on overdue installments of interest and Additional Interest will accrue at 2% per annum in excess of the rate of interest on the Notes without regard to any applicable grace period, and in each case will be payable from time to time on demand.

SECTION 2.  Method of Payment.  The Issuers will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the January 15 or July 15 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be issued in denominations of $2,000 or integral multiples of $1,000 in excess thereof.

The Issuers shall pay principal, premium, if any, and interest on the Notes in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts (“U.S. Legal Tender”).  Principal, premium, if any, and interest on the Notes will be payable at the office or agency of the Issuer maintained for such purpose except that, at the option of the Issuer, the payment of interest may be made by check mailed to the Holders of the Notes at their respective addresses set forth in the register of Holders of Notes; provided that all payments of principal, premium and interest with respect to Notes the Holders of which have given wire transfer instructions to the Issuer at least ten Business Days prior to the relevant Interest Payment Date will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof to an account in the

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United States.  Until otherwise designated by the Issuer, the Issuer’s office or agency in New York will be the office of the Trustee maintained for such purpose.

SECTION 3.  Paying Agent and Registrar.  Initially, Wells Fargo Bank, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar.  The Issuer may change any Paying Agent or Registrar without notice to any Holder.  The Issuers or any of their Subsidiaries may act in any such capacity.

SECTION 4.  Indenture.  The Issuers issued the Notes under an Indenture dated as of February 4, 2011 (the “Existing Indenture”), as supplemented by the Supplemental Indenture dated as of January 31, 2012 (the “Supplemental Indenture” and together with the Existing Indenture the “Indenture”) by and among the Issuer, the Co-Issuer, the Guarantors, the Note Collateral Agent and the Trustee.  The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb) (the “Trust Indenture Act”).  The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms.

SECTION 5.  Optional Redemption.  Except as set forth in Section 6 hereof, the Notes may not be redeemed prior to February 1, 2015.  At any time or from time to time on or after February 1, 2015, the Issuer, at its option, may redeem the Notes, in whole or in part, upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount) set forth below, together with accrued and unpaid interest thereon, if any, to the Redemption Date, if redeemed during the 12-month period beginning February 1 of the years indicated:

Year	Percentage
2015	103.583%
2016	101.792%
2017 and thereafter	100.000%

SECTION 6.  Optional Redemption upon Qualified Equity Offerings.  (a)  At any time or from time to time prior to February 1, 2015, the Issuer, at its option, may redeem up to 35% of the aggregate principal amount of Notes issued under the Indenture (including the principal amount of any Additional Notes issued under the Indenture but without duplication with respect to the Exchange Notes) with the net cash proceeds of one or more Qualified Equity Offerings at a redemption price equal to 110.75% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon, if any, to the Redemption Date; provided that (i) at least 65% of the aggregate principal amount of Notes issued under the Indenture (including the principal amount of any Additional Notes issued under the Indenture but without duplication with respect to the Exchange Notes) remains outstanding immediately after the occurrence of such redemption and (ii) such redemption shall occur within 60 days of the date of the closing of any such Qualified Equity Offering.

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SECTION 7.  Repurchase at Option of Holder.  Upon the occurrence of a Change of Control, and subject to certain conditions set forth in the Indenture, the Issuer will be required to offer to purchase all of the outstanding Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to the date of repurchase.

The Issuer is, subject to certain conditions and exceptions, obligated to make an offer to purchase Notes at 100% of their principal amount, plus accrued and unpaid interest, if any, thereon to the date of repurchase, with (i) net cash proceeds of certain sales or other dispositions of assets and (ii) Excess Cash Flow, in each case in accordance with the Indenture.

SECTION 8.  Notice of Redemption.  Notice of redemption will be mailed by first class mail at least 30 days but not more than 60 days before the date of redemption to each Holder of Notes to be redeemed at its registered address.  Notes in denominations larger than $2,000 may be redeemed in part.  If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed.  A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note.  Notes called for redemption become due on the date fixed for redemption.  On and after the date of redemption, interest will cease to accrue on Notes or portions thereof called for redemption and redeemed Notes will be cancelled as of the redemption date so long as the Issuer has deposited with the paying agent for the Notes funds in satisfaction of the redemption price (including accrued and unpaid interest on the Notes to be redeemed) pursuant to the Indenture.

SECTION 9.  Denominations, Transfer, Exchange.  The Notes are in registered form without coupons in denominations of $2,000 or integral multiples of $1,000 in excess thereof.  The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture.  The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuers may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.  The Issuers and the Registrar are not required to transfer or exchange any Note selected for redemption.  Also, the Issuers and the Registrar are not required to transfer or exchange any Notes for a period of 15 days before a selection of Notes to be redeemed.

SECTION 10.  Persons Deemed Owners.  The registered Holder of a Note may be treated as its owner for all purposes.

SECTION 11.  Amendment, Supplement and Waiver.  Subject to certain exceptions, the Indenture and the Notes may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and any existing Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding.  Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things,

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cure any ambiguity, defect or inconsistency in the Indenture, provide for uncertificated Notes in addition to certificated Notes, maintain the qualification of the Indenture under the Trust Indenture Act, or make any change that does not materially adversely affect the rights of any Holder of a Note.  In addition, without notice to or consent of any Holder, the Issuers may enter into an Intercreditor Agreement if a Revolving Credit Facility is entered into after the date of the Indenture; provided that any such Intercreditor Agreement shall contain the terms as are specified in Section 9.07 of the Indenture, in all material respects.

SECTION 12.  Defaults and Remedies.  If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes generally may declare all the Notes to be due and payable immediately.  Notwithstanding the foregoing, in the case of a Default arising from certain events of bankruptcy or insolvency as set forth in the Indenture, with respect to the Issuer or the Co-Issuer, all outstanding Notes will become due and payable without further action or notice.  Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture.  Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power.  The Trustee may withhold from Holders of the Notes notice of any continuing Default (except a Default relating to the payment of principal or interest including an accelerated payment or the failure to make a payment on the Change of Control Payment Date, the Net Proceeds Payment Date pursuant to a Net Proceeds Offer or the Excess Cash Flow Payment Date pursuant to an Excess Cash Flow Offer or a Default in complying with the provisions of Article Five of the Indenture) if it determines that withholding notice is in their interest.  The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default and its consequences under the Indenture except a continuing Default in the payment of interest on, or the principal of, or the premium on, the Notes.

SECTION 13.  Restrictive Covenants.  The Indenture contains certain covenants that, among other things, limit the ability of the Issuer, the Co-Issuer and the Restricted Subsidiaries of the Issuer to make restricted payments, to incur indebtedness, to create liens, to sell assets, to permit restrictions on dividends and other payments by Restricted Subsidiaries of the Issuer, to consolidate, merge or sell all or substantially all of their assets or to engage in transactions with affiliates.  The Indenture also requires the Issuer to provide Holders of the Notes with the right to purchase, on a pro rata basis with respect to Notes held as of such date, Additional Notes in certain circumstances after June 30, 2015.  The limitations are subject to a number of important qualifications and exceptions.  The Issuers must annually report to the Trustee on compliance with such limitations.

SECTION 14.  No Recourse Against Others.  No director, officer, employee, incorporator, stockholder, partner, member or manager of the Issuer, the Co-Issuer or any Guarantor shall have any liability for any obligations of the Issuers under the Notes or the Indenture (as amended or supplemented from time to time), or of any

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Guarantor under its Note Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation.  Each Holder of Notes by accepting a Note waives and releases all such liability.  The waiver and release are part of the consideration for issuance of the Notes.

SECTION 15.  Note Guarantees.  This Note will be entitled to the benefits of certain Note Guarantees made for the benefit of the Holders.  Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Guarantors, the Trustee and the Holders.

SECTION 16.  Collateral.  The Notes and the Note Guarantees are secured by the Note Liens on the Collateral, subject to Permitted Liens and the exclusion of Excluded Property, on the terms and conditions set forth in the Indenture, the Intercreditor Agreement (if a Revolving Credit Facility is entered into) and the Security Documents.  If the Issuer, the Co-Issuer, any Guarantor or Absaloka enters into a Revolving Credit Facility after the date of the Indenture on the terms permitted by the Indenture, the Revolving Lenders will be entitled, pursuant to an Intercreditor Agreement to be entered into on such terms set forth in Section 9.07 of the Indenture, to a Revolving Facility First-Priority Lien on the Revolving Facility First-Priority Collateral, and the holders of the Notes would have a Note Second-Priority Lien on the Revolving Facility First-Priority Collateral.  The Note Collateral Agent holds the Note Lien on the Collateral in trust for the benefit of the Trustee and the Holders pursuant to the Indenture, the Security Documents and (if applicable) the Intercreditor Agreement.  Each Holder, by accepting this Note, consents and agrees to the terms of the Security Documents (including the provisions providing for the foreclosure and release of Collateral) and the Intercreditor Agreement on the terms set forth in Section 9.07 of the Indenture as the same may be in effect or may be amended from time to time in accordance with their terms and the Indenture, and authorizes and directs the Note Collateral Agent to enter into the Security Documents and the Intercreditor Agreement, and to perform its obligations and exercise its rights thereunder in accordance therewith.

SECTION 17.  Trustee Dealings with the Issuers.  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuers, their Subsidiaries or their respective Affiliates as if it were not the Trustee.

SECTION 18.  Authentication.  This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

SECTION 19.  Abbreviations.  Customary abbreviations may be used in the name of a Holder or an assignee, such as:  TEN COM (= tenants in common), TEN ENT (= tenants by the entirety), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

SECTION 20.  CUSIP Numbers.  The Issuers in issuing the Notes may use “CUSIP” numbers, “ISINs” and “Common Code” numbers (if then generally in use)

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and, if so, the Trustee shall use CUSIP numbers, ISINs and “Common Code” numbers in notices of redemption or exchange as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers, either as printed on the Notes or as contained in any notice of a redemption that reliance may be placed only on the other identification numbers printed on the Notes and that any such redemption shall not be affected by any defect in or omission of such numbers.  The Issuer shall promptly advise the Trustee in writing of any change in the CUSIP numbers, ISINs and Common Code numbers.

SECTION 21.  Governing Law.  This Note shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to applicable principles of conflicts of laws to the extent that the application of the laws of another jurisdiction would be required thereby.

The Issuers will furnish to any Holder upon written request and without charge a copy of the Indenture.

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ASSIGNMENT FORM

I or we assign and transfer this Note to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint _______________________________________ agent to transfer this Note on the books of the Issuer.  The agent may substitute another to act for him.

Dated: _________________	Signed: __________________________________ (Sign exactly as name appears on the other side of this Note)

Signature Guarantee:	______________________________________ Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of the declaration by the SEC of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering resales of this Note (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) the date following the first anniversary of the original issuance of this Note, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer:

[Check One]

(1) ___	to the Issuer, the Co-Issuer or a subsidiary thereof; or

(2) ___	pursuant to and in compliance with Rule 144A under the Securities Act; or

(3) ___	outside the United States to a “foreign purchaser” in compliance with Rule 904 of Regulation S under the Securities Act; or

(4) ___	pursuant to the exemption from registration provided by Rule 144 under the Securities Act; or

(5) ___	pursuant to an effective registration statement under the Securities Act; or

(6) ___	pursuant to another available exemption from the registration statement requirements of the Securities Act of 1933;

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and unless the box below is checked, the undersigned confirms that such Note is not being transferred to an “affiliate” of the Issuers as defined in Rule 144 under the Securities Act (an “Affiliate”):

☐           The transferee is an Affiliate of the Issuer.

Unless one of the items is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if item (3), (4) or (6) is checked, the Issuer or the Trustee may require, prior to registering any such transfer of the Notes, in their sole discretion, such written legal opinions, certifications (including an investment letter in the case of box (3)) and other information as the Trustee or the Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

If none of the foregoing items are checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.16 of the Indenture shall have been satisfied.

Dated: _________________	Signed: __________________________________ (Sign exactly as name appears on the other side of this Note)

Signature Guarantee:	______________________________________ Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

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The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuers as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: _________________
	NOTICE:	To be executed by an executive officer

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[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal amount of this Global Note	Amount of increase in Principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Notes Custodian

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NOTE GUARANTEE

For value received, each of the undersigned hereby unconditionally guarantees, as principal obligor and not only as a surety, to the Holder of this Note the cash payment in United States dollars of principal of, premium, if any, and interest on this Note in the amounts and at the times when due and interest on the overdue principal, premium, if any, and interest, if any, of this Note, if lawful, and the payment or performance of all other obligations of the Issuers under the Indenture (as defined below), the Security Documents or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note, Article Eleven of the Indenture and this Note Guarantee. This Note Guarantee will become effective in accordance with Article Eleven of the Indenture and its terms shall be evidenced therein. The validity and enforceability of any Note Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of February 4, 2011, as supplemented by the Supplemental Indenture dated as of January 31, 2012, among Westmoreland Coal Company, a Delaware corporation (the “Issuer”), and Westmoreland Partners, a Virginia partnership (the “Co-Issuer” and, together with the Issuer, the “Issuers”), the Guarantors named therein and Wells Fargo Bank, National Association, a national banking association, as trustee (in such capacity, the “Trustee”) and collateral agent, as further amended or supplemented (the “Indenture”).

The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Note Guarantee and the Indenture are expressly set forth in Article Eleven of the Indenture and reference is hereby made to the Indenture for the precise terms of the Note Guarantee and all of the other provisions of the Indenture to which this Note Guarantee relates.

No director, officer, employee, incorporator, stockholder, partner, member or manager of any Guarantor, as such, shall have any liability for any obligations of such Guarantors under such Guarantors’ Note Guarantee or for any claim based on, in respect of, or by reason of, such obligation or its creation.

This Note Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York. The undersigned Guarantor hereby agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Note Guarantee.

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This Note Guarantee is subject to release upon the terms set forth in the Indenture.

IN WITNESS WHEREOF, each Guarantor has caused its Note Guarantee to be duly executed.

Date:  January 31, 2012

WESTMORELAND ENERGY LLC

By:
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

WESTMORELAND - NORTH CAROLINA POWER L.L.C.

By:
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

WEI-ROANOKE VALLEY, INC.

By:
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

WESTMORELAND RESOURCES, INC.

By:
Name: Jennifer S. Grafton
Title: Secretary

WRI PARTNERS, INC.

By:
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

[Signature page to the Supplemental Indenture]
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WESTMORELAND KEMMERER, INC.

By:
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

WESTMORELAND COAL SALES COMPANY, INC.

By:
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

WESTMORELAND POWER, INC.

By:
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

WCC LAND HOLDING COMPANY, INC.

By:
Name: Jennifer S. Grafton
Title: Secretary

WESTMORELAND – ROANOKE VALLEY, L.P.

By: WEI-Roanoke Valley, Inc.,
its general partner

By:
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

[Signature page to the Supplemental Indenture]
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Regulation S Note

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE EXPIRATION OF THE APPLICABLE HOLDING PERIOD WITH RESPECT TO RESTRICTED SECURITIES SET FORTH IN RULE 144 UNDER THE SECURITIES ACT (THE “RESALE RESTRICTION TERMINATION DATE”) ONLY (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S.  PERSONS IN OFFSHORE TRANSACTIONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER APPLICABLE JURISDICTIONS SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S, OR TRANSFER AGENT’S, AS APPLICABLE, RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE OR TRANSFER AGENT.  THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

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A PURCHASER IN A SALE THAT OCCURS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S ACKNOWLEDGES THAT UNTIL THE EXPIRATION OF THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD” WITHIN THE MEANING OF RULE 903 OF REGULATION S, ANY OFFER OR SALE OF THE NOTES SHALL NOT BE MADE BY IT TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON WITHIN THE MEANING OF RULE 902(K) OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED.

THE FOLLOWING INFORMATION IS SUPPLIED SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES.  THIS NOTE WAS ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (“OID”) WITHIN THE MEANING OF SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AND THIS LEGEND IS REQUIRED BY SECTION 1275(c) OF THE CODE:

HOLDERS MAY OBTAIN INFORMATION REGARDING THE AMOUNT OF OID, THE ISSUE PRICE, THE ISSUE DATE, AND THE YIELD TO MATURITY RELATING TO THE NOTES BY CONTACTING THE OFFICE OF THE CHIEF FINANCIAL OFFICER, WESTMORELAND COAL COMPANY, 9540 SOUTH MAROON CIRCLE, SUITE 200, ENGLEWOOD, COLORADO 80112.

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WESTMORELAND COAL COMPANY
WESTMORELAND PARTNERS
10.75% Senior Secured Notes due 2018

 Principal Amount:  0.00
 CUSIP:  U96068AB4
 ISIN:  USU96068AB49
No. S-1

WESTMORELAND COAL COMPANY, a Delaware corporation (the “Issuer”), and WESTMORELAND PARTNERS, a Virginia partnership (the “Co-Issuer” and, together with the Issuer, the “Issuers”), for value received promise to pay to CEDE & CO. or its registered assigns, the principal sum of Zero Dollars on February 1, 2018.

Interest Payment Dates:  February 1 and August 1, commencing August 1, 2012.

Record Dates:  January 15 and July 15.

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

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IN WITNESS WHEREOF, the Issuers have caused this Note to be signed manually or by facsimile by its duly authorized officer.

Dated:  January 31, 2012

WESTMORELAND COAL COMPANY

By:
Name: Keith E. Alessi Title: President and Chief Executive Officer

WESTMORELAND PARTNERS
By: Westmoreland-Roanoke Valley, L.P.
its general partner

By: WEI-Roanoke Valley, Inc.
its general partner

By:
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

By: Westmoreland-North Carolina Power, L.L.C.
its general partner

By:
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

[Signature Page to the Reg S Note]
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This is one of the 10.75% Senior Secured Notes due 2018 described in the within-mentioned Indenture.

Dated:  January 31, 2012

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Name: John C. Stohlmann Title: Vice President

[Signature Page to the Reg S Note]
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(Reverse of Note)

10.75% Senior Secured Notes due 2018

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

SECTION 1.  Interest.  WESTMORELAND COAL COMPANY, a Delaware corporation (the “Issuer”), and WESTMORELAND PARTNERS, a Virginia partnership (the “Co-Issuer” and, together with the Issuer, the “Issuers”), promise to pay interest on the principal amount of this Note at 10.75% per annum from January 31, 2012 until maturity.  The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated January 31, 2012, between the Issuers, the Guarantors and the Initial Purchaser named therein (the “Registration Rights Agreement”), including the right to receive Special Interest (as defined in the Registration Rights Agreement).  The Issuers will pay interest semi-annually on February 1 and August 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an “Interest Payment Date”), commencing August 1, 2012.  Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance.  Interest will be computed on the basis of a 360-day year of twelve 30-day months.  Interest (including post-petition interest in any proceedings under bankruptcy law) on overdue principal and premium, if any, and (to the extent permitted by law) on overdue installments of interest and Additional Interest will accrue at 2% per annum in excess of the rate of interest on the Notes without regard to any applicable grace period, and in each case will be payable from time to time on demand.

SECTION 2.  Method of Payment.  The Issuers will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the January 15 or July 15 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be issued in denominations of $2,000 or integral multiples of $1,000 in excess thereof.

The Issuers shall pay principal, premium, if any, and interest on the Notes in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts (“U.S. Legal Tender”).  Principal, premium, if any, and interest on the Notes will be payable at the office or agency of the Issuer maintained for such purpose except that, at the option of the Issuer, the payment of interest may be made by check mailed to the Holders of the Notes at their respective addresses set forth in the register of Holders of Notes; provided that all payments of principal, premium and interest with respect to Notes the Holders of which have given wire transfer instructions to the Issuer at least ten Business Days prior to the relevant Interest Payment Date will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof to an account in the

[Signature Page to Guarantee of the Reg S Note]
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United States.  Until otherwise designated by the Issuer, the Issuer’s office or agency in New York will be the office of the Trustee maintained for such purpose.

SECTION 3.  Paying Agent and Registrar.  Initially, Wells Fargo Bank, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar.  The Issuer may change any Paying Agent or Registrar without notice to any Holder.  The Issuers or any of their Subsidiaries may act in any such capacity.

SECTION 4.  Indenture.  The Issuers issued the Notes under an Indenture dated as of February 4, 2011 (the “Existing Indenture”), as supplemented by the Supplemental Indenture dated as of January 31, 2012 (the “Supplemental Indenture” and together with the Existing Indenture the “Indenture”) by and among the Issuer, the Co-Issuer, the Guarantors, the Note Collateral Agent and the Trustee.  The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb) (the “Trust Indenture Act”).  The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms.

SECTION 5.  Optional Redemption.  Except as set forth in Section 6 hereof, the Notes may not be redeemed prior to February 1, 2015.  At any time or from time to time on or after February 1, 2015, the Issuer, at its option, may redeem the Notes, in whole or in part, upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount) set forth below, together with accrued and unpaid interest thereon, if any, to the Redemption Date, if redeemed during the 12-month period beginning February 1 of the years indicated:

Year	Percentage
2015	103.583%
2016	101.792%
2017 and thereafter	100.000%

SECTION 6.  Optional Redemption upon Qualified Equity Offerings.  (a)  At any time or from time to time prior to February 1, 2015, the Issuer, at its option, may redeem up to 35% of the aggregate principal amount of Notes issued under the Indenture (including the principal amount of any Additional Notes issued under the Indenture but without duplication with respect to the Exchange Notes) with the net cash proceeds of one or more Qualified Equity Offerings at a redemption price equal to 110.75% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon, if any, to the Redemption Date; provided that (i) at least 65% of the aggregate principal amount of Notes issued under the Indenture (including the principal amount of any Additional Notes issued under the Indenture but without duplication with respect to the Exchange Notes) remains outstanding immediately after the occurrence of such redemption and (ii) such redemption shall occur within 60 days of the date of the closing of any such Qualified Equity Offering.

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SECTION 7.  Repurchase at Option of Holder.  Upon the occurrence of a Change of Control, and subject to certain conditions set forth in the Indenture, the Issuer will be required to offer to purchase all of the outstanding Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to the date of repurchase.

The Issuer is, subject to certain conditions and exceptions, obligated to make an offer to purchase Notes at 100% of their principal amount, plus accrued and unpaid interest, if any, thereon to the date of repurchase, with (i) net cash proceeds of certain sales or other dispositions of assets and (ii) Excess Cash Flow, in each case in accordance with the Indenture.

SECTION 8.  Notice of Redemption.  Notice of redemption will be mailed by first class mail at least 30 days but not more than 60 days before the date of redemption to each Holder of Notes to be redeemed at its registered address.  Notes in denominations larger than $2,000 may be redeemed in part.  If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed.  A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note.  Notes called for redemption become due on the date fixed for redemption.  On and after the date of redemption, interest will cease to accrue on Notes or portions thereof called for redemption and redeemed Notes will be cancelled as of the redemption date so long as the Issuer has deposited with the paying agent for the Notes funds in satisfaction of the redemption price (including accrued and unpaid interest on the Notes to be redeemed) pursuant to the Indenture.

SECTION 9.  Denominations, Transfer, Exchange.  The Notes are in registered form without coupons in denominations of $2,000 or integral multiples of $1,000 in excess thereof.  The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture.  The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuers may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.  The Issuers and the Registrar are not required to transfer or exchange any Note selected for redemption.  Also, the Issuers and the Registrar are not required to transfer or exchange any Notes for a period of 15 days before a selection of Notes to be redeemed.

SECTION 10.  Persons Deemed Owners.  The registered Holder of a Note may be treated as its owner for all purposes.

SECTION 11.  Amendment, Supplement and Waiver.  Subject to certain exceptions, the Indenture and the Notes may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and any existing Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding.  Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things,

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cure any ambiguity, defect or inconsistency in the Indenture, provide for uncertificated Notes in addition to certificated Notes, maintain the qualification of the Indenture under the Trust Indenture Act, or make any change that does not materially adversely affect the rights of any Holder of a Note.  In addition, without notice to or consent of any Holder, the Issuers may enter into an Intercreditor Agreement if a Revolving Credit Facility is entered into after the date of the Indenture; provided that any such Intercreditor Agreement shall contain the terms as are specified in Section 9.07 of the Indenture, in all material respects.

SECTION 12.  Defaults and Remedies.  If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes generally may declare all the Notes to be due and payable immediately.  Notwithstanding the foregoing, in the case of a Default arising from certain events of bankruptcy or insolvency as set forth in the Indenture, with respect to the Issuer or the Co-Issuer, all outstanding Notes will become due and payable without further action or notice.  Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture.  Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power.  The Trustee may withhold from Holders of the Notes notice of any continuing Default (except a Default relating to the payment of principal or interest including an accelerated payment or the failure to make a payment on the Change of Control Payment Date, the Net Proceeds Payment Date pursuant to a Net Proceeds Offer or the Excess Cash Flow Payment Date pursuant to an Excess Cash Flow Offer or a Default in complying with the provisions of Article Five of the Indenture) if it determines that withholding notice is in their interest.  The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default and its consequences under the Indenture except a continuing Default in the payment of interest on, or the principal of, or the premium on, the Notes.

SECTION 13.  Restrictive Covenants.  The Indenture contains certain covenants that, among other things, limit the ability of the Issuer, the Co-Issuer and the Restricted Subsidiaries of the Issuer to make restricted payments, to incur indebtedness, to create liens, to sell assets, to permit restrictions on dividends and other payments by Restricted Subsidiaries of the Issuer, to consolidate, merge or sell all or substantially all of their assets or to engage in transactions with affiliates.  The Indenture also requires the Issuer to provide Holders of the Notes with the right to purchase, on a pro rata basis with respect to Notes held as of such date, Additional Notes in certain circumstances after June 30, 2015.  The limitations are subject to a number of important qualifications and exceptions.  The Issuers must annually report to the Trustee on compliance with such limitations.

SECTION 14.  No Recourse Against Others.  No director, officer, employee, incorporator, stockholder, partner, member or manager of the Issuer, the Co-Issuer or any Guarantor shall have any liability for any obligations of the Issuers under the Notes or the Indenture (as amended or supplemented from time to time), or of any

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Guarantor under its Note Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation.  Each Holder of Notes by accepting a Note waives and releases all such liability.  The waiver and release are part of the consideration for issuance of the Notes.

SECTION 15.  Note Guarantees.  This Note will be entitled to the benefits of certain Note Guarantees made for the benefit of the Holders.  Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Guarantors, the Trustee and the Holders.

SECTION 16.  Collateral.  The Notes and the Note Guarantees are secured by the Note Liens on the Collateral, subject to Permitted Liens and the exclusion of Excluded Property, on the terms and conditions set forth in the Indenture, the Intercreditor Agreement (if a Revolving Credit Facility is entered into) and the Security Documents.  If the Issuer, the Co-Issuer, any Guarantor or Absaloka enters into a Revolving Credit Facility after the date of the Indenture on the terms permitted by the Indenture, the Revolving Lenders will be entitled, pursuant to an Intercreditor Agreement to be entered into on such terms set forth in Section 9.07 of the Indenture, to a Revolving Facility First-Priority Lien on the Revolving Facility First-Priority Collateral, and the holders of the Notes would have a Note Second-Priority Lien on the Revolving Facility First-Priority Collateral.  The Note Collateral Agent holds the Note Lien on the Collateral in trust for the benefit of the Trustee and the Holders pursuant to the Indenture, the Security Documents and (if applicable) the Intercreditor Agreement.  Each Holder, by accepting this Note, consents and agrees to the terms of the Security Documents (including the provisions providing for the foreclosure and release of Collateral) and the Intercreditor Agreement on the terms set forth in Section 9.07 of the Indenture as the same may be in effect or may be amended from time to time in accordance with their terms and the Indenture, and authorizes and directs the Note Collateral Agent to enter into the Security Documents and the Intercreditor Agreement, and to perform its obligations and exercise its rights thereunder in accordance therewith.

SECTION 17.  Trustee Dealings with the Issuers.  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuers, their Subsidiaries or their respective Affiliates as if it were not the Trustee.

SECTION 18.  Authentication.  This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

SECTION 19.  Abbreviations.  Customary abbreviations may be used in the name of a Holder or an assignee, such as:  TEN COM (= tenants in common), TEN ENT (= tenants by the entirety), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

SECTION 20.  CUSIP Numbers.  The Issuers in issuing the Notes may use “CUSIP” numbers, “ISINs” and “Common Code” numbers (if then generally in use)

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and, if so, the Trustee shall use CUSIP numbers, ISINs and “Common Code” numbers in notices of redemption or exchange as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers, either as printed on the Notes or as contained in any notice of a redemption that reliance may be placed only on the other identification numbers printed on the Notes and that any such redemption shall not be affected by any defect in or omission of such numbers.  The Issuer shall promptly advise the Trustee in writing of any change in the CUSIP numbers, ISINs and Common Code numbers.

SECTION 21.  Governing Law.  This Note shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to applicable principles of conflicts of laws to the extent that the application of the laws of another jurisdiction would be required thereby.

The Issuers will furnish to any Holder upon written request and without charge a copy of the Indenture.

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ASSIGNMENT FORM

I or we assign and transfer this Note to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint _______________________________________ agent to transfer this Note on the books of the Issuer.  The agent may substitute another to act for him.

Dated: _________________	Signed: __________________________________ (Sign exactly as name appears on the other side of this Note)

Signature Guarantee:	______________________________________ Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of the declaration by the SEC of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering resales of this Note (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) the date following the first anniversary of the original issuance of this Note, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer:

[Check One]

(1) ___	to the Issuer, the Co-Issuer or a subsidiary thereof; or

(2) ___	pursuant to and in compliance with Rule 144A under the Securities Act; or

(3) ___	outside the United States to a “foreign purchaser” in compliance with Rule 904 of Regulation S under the Securities Act; or

(4) ___	pursuant to the exemption from registration provided by Rule 144 under the Securities Act; or

(5) ___	pursuant to an effective registration statement under the Securities Act; or

(6) ___	pursuant to another available exemption from the registration statement requirements of the Securities Act of 1933;

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and unless the box below is checked, the undersigned confirms that such Note is not being transferred to an “affiliate” of the Issuers as defined in Rule 144 under the Securities Act (an “Affiliate”):

☐    The transferee is an Affiliate of the Issuer.

Unless one of the items is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if item (3), (4) or (6) is checked, the Issuer or the Trustee may require, prior to registering any such transfer of the Notes, in their sole discretion, such written legal opinions, certifications (including an investment letter in the case of box (3)) and other information as the Trustee or the Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

If none of the foregoing items are checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.16 of the Indenture shall have been satisfied.

Dated: _________________	Signed: __________________________________ (Sign exactly as name appears on the other side of this Note)

Signature Guarantee:	______________________________________ Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

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The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuers as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: _________________
	NOTICE:	To be executed by an executive officer

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[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal amount of this Global Note	Amount of increase in Principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Notes Custodian

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NOTE GUARANTEE

For value received, each of the undersigned hereby unconditionally guarantees, as principal obligor and not only as a surety, to the Holder of this Note the cash payment in United States dollars of principal of, premium, if any, and interest on this Note in the amounts and at the times when due and interest on the overdue principal, premium, if any, and interest, if any, of this Note, if lawful, and the payment or performance of all other obligations of the Issuers under the Indenture (as defined below), the Security Documents or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note, Article Eleven of the Indenture and this Note Guarantee. This Note Guarantee will become effective in accordance with Article Eleven of the Indenture and its terms shall be evidenced therein. The validity and enforceability of any Note Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of February 4, 2011, as supplemented by the Supplemental Indenture dated as of January  31, 2012, among Westmoreland Coal Company, a Delaware corporation (the “Issuer”), and Westmoreland Partners, a Virginia partnership (the “Co-Issuer” and, together with the Issuer, the “Issuers”), the Guarantors named therein and Wells Fargo Bank, National Association, a national banking association, as trustee (in such capacity, the “Trustee”) and collateral agent, as further amended or supplemented (the “Indenture”).

The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Note Guarantee and the Indenture are expressly set forth in Article Eleven of the Indenture and reference is hereby made to the Indenture for the precise terms of the Note Guarantee and all of the other provisions of the Indenture to which this Note Guarantee relates.

No director, officer, employee, incorporator, stockholder, partner, member or manager of any Guarantor, as such, shall have any liability for any obligations of such Guarantors under such Guarantors’ Note Guarantee or for any claim based on, in respect of, or by reason of, such obligation or its creation.

This Note Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York. The undersigned Guarantor hereby agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Note Guarantee.

This Note Guarantee is subject to release upon the terms set forth in the Indenture.

IN WITNESS WHEREOF, each Guarantor has caused its Note Guarantee to be duly executed.

Date:  January 31, 2012

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WESTMORELAND ENERGY LLC

By:
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

WESTMORELAND - NORTH CAROLINA POWER L.L.C.

By:
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

WEI-ROANOKE VALLEY, INC.

By:
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

WESTMORELAND RESOURCES, INC.

By:
Name: Jennifer S. Grafton
Title: Secretary

WRI PARTNERS, INC.

By:
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

[Signature Page to Guarantee of the Reg S Note]
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WESTMORELAND KEMMERER, INC.

By:
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

WESTMORELAND COAL SALES COMPANY, INC.

By:
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

WESTMORELAND POWER, INC.

By:
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

WCC LAND HOLDING COMPANY, INC.

By:
Name: Jennifer S. Grafton
Title: Secretary

WESTMORELAND – ROANOKE VALLEY, L.P.

By: WEI-Roanoke Valley, Inc.,
its general partner

By:
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

[Signature page to the Supplemental Indenture]
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